Exhibit 10.70

Las Vegas Sands Corp.

2004 EQUITY AWARD PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), is made, effective as of the ____ day of _____________ (hereinafter the “Award Date”), between Las Vegas Sands Corp., a Nevada corporation, (the “Company”), and __________ (the “Participant”).

R E C I T A L S:

WHEREAS, the Company has adopted the Las Vegas Sands Corp. 2004 Equity Award Plan (the “Plan”), pursuant to which awards of restricted shares of the Company’s Common Stock may be granted; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that it is in the best interests of the Company and its stockholders to grant the restricted stock award provided for herein (the “Restricted Stock Award”) to the Participant in recognition of the Participant’s services to the Company, such grant to be subject to the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.             Grant of Restricted Stock Award.  The Company hereby grants on the Date of Grant to the Participant a Restricted Stock Award consisting of ____ shares of Common Stock (hereinafter called the “Restricted Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.  The Restricted Shares shall vest in accordance with Section 3(a) hereof.

2.             Incorporation by Reference, Etc.  The provisions of the Plan are hereby incorporated herein by reference.  Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan.  The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

3.             Terms and Conditions.

(a)           Vesting.  Except as otherwise provided in the Plan and this Agreement, and contingent upon the Participant’s continued services to the Company, thirty-three and one-third percent (33 1/3%) of the Restricted Shares shall vest and become non-forfeitable on the first, second, and third anniversaries of the Award Date (each such anniversary, a “Vesting Date”), such that one hundred percent (100%) of the Restricted Shares shall be vested and non-forfeitable upon the third anniversary of the Award Date.

(b)           Taxes.  The Participant shall pay to the Company promptly upon request, and in any event at the time the Participant recognizes taxable income in respect of the Restricted Stock Award, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Shares.  Such payment shall be made in the form of cash.

(c)           Certificates.  As a condition to the receipt of this Restricted Stock Award, the Participant shall deliver to the Company an escrow agreement and stock powers, duly endorsed in blank, relating to the Restricted Shares.  Certificates evidencing the Restricted Shares shall be issued by the Company and shall be registered in the Participant’s name on the stock transfer books of the Company promptly after the date hereof, and shall be deposited, together with the stock powers, with an escrow agent designated by the Committee, and shall remain in the physical custody of such escrow agent at all times prior to, in the case of any particular Restricted Shares, the applicable Vesting Date.

(d)           Effect of Termination of Services.

(i)             Except as provided in subsections (ii) and (iii) of this Section 3(d), unvested Restricted Shares shall be forfeited without consideration by the Participant at any time prior to the applicable Vesting Date upon the Participant’s termination of services with the Company for any reason.
(ii)           Upon the Participant’s death or termination by the Company due to Disability, such number, if any, of the remaining unvested Restricted Shares shall vest on the date of termination of the Participant’s services to the extent the Restricted Shares would have become vested and exercisable during the twelve (12) month period immediately following the date of such termination had the Participant remained in the service of the Company on the last day of such twelve-month period.
(iii)          Upon the Participant’s termination (a) by the Company without Cause, or (b) by the Participant for “Good Reason” (as defined below), any remaining unvested Restricted Shares shall vest on the date of termination.  For purposes of this Agreement, “Good Reason” shall mean “Good Reason” as such term is defined in any agreement (other than this Agreement) between the Participant and the Company or an Affiliate, and absent such an agreement, shall be inapplicable.

2

(iv)          If the Participant’s employment is terminated due to a “Non-Renewal Termination,” as such term is defined in any employment agreement between the Participant and the Company or an Affiliate or by the Participant for other than Good Reason on at least sixty (60) days prior written notice after the Participant has attained age 65, the Restricted Shares shall continue to vest in accordance with Section 3(a) of this Agreement as if the Participant had remained employed by the Company.

(e)           Rights as a Stockholder; Dividends.  The Participant shall be the record owner of the Restricted Shares unless and until such shares are forfeited pursuant to Section 3(d) hereof or sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares; provided that any cash or in-kind dividends paid with respect to unvested Restricted Shares shall be withheld by the Company and shall be paid to the Participant, without interest, only when, and if, such Restricted Shares shall become vested.  As soon as practicable following the vesting of any Restricted Shares, certificates for such vested Restricted Shares and any cash dividends or in-kind dividends credited to the Participant’s account with respect to such Restricted Shares shall be delivered to the Participant or the Participant’s beneficiary along with the stock powers relating thereto.

(f)            Restrictive Legend.  All certificates representing Restricted Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the Las Vegas Sands Corp. 2004 Equity Award Plan and a Restricted Stock Award Agreement, dated as of _____________, between Las Vegas Sands Corp. and __________________.  A copy of such Plan and Agreement is on file at the offices of Las Vegas Sands Corp.

(g)           Transferability.  The Restricted Shares may not, at any time prior to becoming vested, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

4.             Miscellaneous.

3

(a)           Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Company:

Las Vegas Sands, Inc.
3355 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attn: General Counsel

With a copy to:

Charles D. Forman
Director, Member of the Compensation Committee
300 First Avenue
Needham, Massachusetts 02494

if to the Participant, at the Participant’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

(b)           Bound by Plan.  By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

(c)           Beneficiary.  The Participant may file with the Board a written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation.  If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

(d)           Successors.  The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

(e)           Modifications.  No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

4

(f)            GOVERNING LAW; CONSENT TO JURISDICTION.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO AGREEMENTS MADE AND TO BE WHOLLY PERFORMED WITHIN THAT STATE, WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS OR THE CONFLICT OF LAWS PROVISIONS OF ANY OTHER JURISDICTION WHICH WOULD CAUSE THE APPLICATION OF ANY LAW OTHER THAN THAT OF THE STATE OF NEVADA.  ANY ACTION TO ENFORCE THIS AGREEMENT MUST BE BROUGHT IN A COURT SITUATED IN, AND THE PARTIES HEREBY CONSENT TO THE JURISDICTION OF, COURTS SITUATED IN CLARK COUNTY, NEVADA.  EACH PARTY HEREBY WAIVES THE RIGHTS TO CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION.

(g)           JURY TRIAL WAIVER.  THE PARTIES EXPRESSLY AND KNOWINGLY WAIVE ANY RIGHT TO A JURY TRIAL IN THE EVENT ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LITIGATED OR HEARD IN ANY COURT.

(h)           Headings.  The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(i)            Signature in Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Las Vegas Sands Corp.

By:
Title:

[Participant]

5

Las Vegas Sands Corp.

2004 EQUITY AWARD PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), is made, effective as of the ____ day of _____________ (hereinafter the “Award Date”), between Las Vegas Sands Corp., a Nevada corporation, (the “Company”), and __________ (the “Participant”).

R E C I T A L S:

WHEREAS, the Company has adopted the Las Vegas Sands Corp. 2004 Equity Award Plan (the “Plan”), pursuant to which awards of restricted shares of the Company’s Common Stock may be granted; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that it is in the best interests of the Company and its stockholders to grant the restricted stock award provided for herein (the “Restricted Stock Award”) to the Participant in recognition of the Participant’s services to the Company, such grant to be subject to the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.             Grant of Restricted Stock Award.  The Company hereby grants on the Date of Grant to the Participant a Restricted Stock Award consisting of ____ shares of Common Stock (hereinafter called the “Restricted Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.  The Restricted Shares shall vest in accordance with Section 3(a) hereof.

2.             Incorporation by Reference, Etc.  The provisions of the Plan are hereby incorporated herein by reference.  Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan.  The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

3.             Terms and Conditions.

(a)           Vesting.  Except as otherwise provided in the Plan and this Agreement, and contingent upon the Participant’s continued services to the Company, thirty-three and one-third percent (33 1/3%) of the Restricted Shares shall vest and become non-forfeitable on the first, second, and third anniversaries of the Award Date (each such anniversary, a “Vesting Date”), such that one hundred percent (100%) of the Restricted Shares shall be vested and non-forfeitable upon the third anniversary of the Award Date.

(b)           Taxes.  The Participant shall pay to the Company promptly upon request, and in any event at the time the Participant recognizes taxable income in respect of the Restricted Stock Award, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Shares.  Such payment shall be made in the form of cash.

(c)           Certificates.  As a condition to the receipt of this Restricted Stock Award, the Participant shall deliver to the Company an escrow agreement and stock powers, duly endorsed in blank, relating to the Restricted Shares.  Certificates evidencing the Restricted Shares shall be issued by the Company and shall be registered in the Participant’s name on the stock transfer books of the Company promptly after the date hereof, and shall be deposited, together with the stock powers, with an escrow agent designated by the Committee, and shall remain in the physical custody of such escrow agent at all times prior to, in the case of any particular Restricted Shares, the applicable Vesting Date.

(d)           Effect of Termination of Services.

(i)             Except as provided in subsections (ii) and (iii) of this Section 3(d), unvested Restricted Shares shall be forfeited without consideration by the Participant at any time prior to the applicable Vesting Date upon the Participant’s termination of services with the Company for any reason.
(ii)           Upon the Participant’s death or termination by the Company due to Disability, such number, if any, of the remaining unvested Restricted Shares shall vest on the date of termination of the Participant’s services to the extent the Restricted Shares would have become vested and exercisable during the twelve (12) month period immediately following the date of such termination had the Participant remained in the service of the Company on the last day of such twelve-month period.
(iii)          Upon the Participant’s termination (a) by the Company without Cause, or (b) by the Participant for “Good Reason” (as defined below), any remaining unvested Restricted Shares shall vest on the date of termination.  For purposes of this Agreement, “Good Reason” shall mean “Good Reason” as such term is defined in any agreement (other than this Agreement) between the Participant and the Company or an Affiliate, and absent such an agreement, shall be inapplicable.

2

(iv)          If the Participant’s employment is terminated due to a “Non-Renewal Termination,” as such term is defined in any employment agreement between the Participant and the Company or an Affiliate, the Restricted Shares shall continue to vest in accordance with Section 3(a) of this Agreement at the same rate as if Participant had remained employed by the Company.

(e)           Rights as a Stockholder; Dividends.  The Participant shall be the record owner of the Restricted Shares unless and until such shares are forfeited pursuant to Section 3(d) hereof or sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares; provided that any cash or in-kind dividends paid with respect to unvested Restricted Shares shall be withheld by the Company and shall be paid to the Participant, without interest, only when, and if, such Restricted Shares shall become vested.  As soon as practicable following the vesting of any Restricted Shares, certificates for such vested Restricted Shares and any cash dividends or in-kind dividends credited to the Participant’s account with respect to such Restricted Shares shall be delivered to the Participant or the Participant’s beneficiary along with the stock powers relating thereto.

(f)            Restrictive Legend.  All certificates representing Restricted Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the Las Vegas Sands Corp. 2004 Equity Award Plan and a Restricted Stock Award Agreement, dated as of _____________, between Las Vegas Sands Corp. and __________________.  A copy of such Plan and Agreement is on file at the offices of Las Vegas Sands Corp.

(g)           Transferability.  The Restricted Shares may not, at any time prior to becoming vested, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

4.             Miscellaneous.

3

(a)           Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Company:

Las Vegas Sands, Inc.
3355 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attn: General Counsel

With a copy to:

Charles D. Forman
Director, Member of the Compensation Committee
300 First Avenue
Needham, Massachusetts 02494

if to the Participant, at the Participant’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

(b)           Bound by Plan.  By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

(c)           Beneficiary.  The Participant may file with the Board a written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation.  If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

(d)           Successors.  The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

(e)           Modifications.  No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

4

(f)            GOVERNING LAW; CONSENT TO JURISDICTION.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO AGREEMENTS MADE AND TO BE WHOLLY PERFORMED WITHIN THAT STATE, WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS OR THE CONFLICT OF LAWS PROVISIONS OF ANY OTHER JURISDICTION WHICH WOULD CAUSE THE APPLICATION OF ANY LAW OTHER THAN THAT OF THE STATE OF NEVADA.  ANY ACTION TO ENFORCE THIS AGREEMENT MUST BE BROUGHT IN A COURT SITUATED IN, AND THE PARTIES HEREBY CONSENT TO THE JURISDICTION OF, COURTS SITUATED IN CLARK COUNTY, NEVADA.  EACH PARTY HEREBY WAIVES THE RIGHTS TO CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION.

(g)           JURY TRIAL WAIVER.  THE PARTIES EXPRESSLY AND KNOWINGLY WAIVE ANY RIGHT TO A JURY TRIAL IN THE EVENT ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LITIGATED OR HEARD IN ANY COURT.

(h)           Headings.  The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(i)            Signature in Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Las Vegas Sands Corp.

By:
Title:

[Participant]

5

Las Vegas Sands Corp.

2004 EQUITY AWARD PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), is made, effective as of the ____ day of _____________ (hereinafter the “Award Date”), between Las Vegas Sands Corp., a Nevada corporation, (the “Company”), and __________ (the “Participant”).

R E C I T A L S:

WHEREAS, the Company has adopted the Las Vegas Sands Corp. 2004 Equity Award Plan (the “Plan”), pursuant to which awards of restricted shares of the Company’s Common Stock may be granted; and

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company and its stockholders to grant the restricted stock award provided for herein (the “Restricted Stock Award”) to the Participant in recognition of the Participant’s services to the Company, such grant to be subject to the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.             Grant of Restricted Stock Award.  The Company hereby grants on the Date of Grant to the Participant a Restricted Stock Award consisting of ____ shares of Common Stock (hereinafter called the “Restricted Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.  The Restricted Shares shall vest in accordance with Section 3(a) hereof.

2.             Incorporation by Reference, Etc.  The provisions of the Plan are hereby incorporated herein by reference.  Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan.  The Board shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

3.             Terms and Conditions.

(a)           Vesting.  Except as otherwise provided in the Plan and this Agreement, and contingent upon the Participant’s continued services to the Company, one hundred percent (100%) of the Restricted Shares shall vest and become non-forfeitable on the first anniversary of the Award Date (such anniversary, the “Vesting Date”).

(b)           Taxes.  The Participant shall pay to the Company promptly upon request, and in any event at the time the Participant recognizes taxable income in respect of the Restricted Stock Award, an amount equal to the taxes, if any, the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Shares.  Such payment shall be made in the form of cash.

(c)           Certificates.  As a condition to the receipt of this Restricted Stock Award, the Participant shall deliver to the Company an escrow agreement and stock powers, duly endorsed in blank, relating to the Restricted Shares.  Certificates evidencing the Restricted Shares shall be issued by the Company and shall be registered in the Participant’s name on the stock transfer books of the Company promptly after the date hereof, and shall be deposited, together with the stock powers, with an escrow agent designated by the Board, and shall remain in the physical custody of such escrow agent at all times prior to, in the case of any particular Restricted Shares, the applicable Vesting Date.

(d)           Effect of Termination of Services.

(i)            Except as provided in subsections (ii) of this Section 3(d), unvested Restricted Shares shall be forfeited without consideration by the Participant at any time prior to the applicable Vesting Date upon the Participant’s termination of services with the Company for any reason.
(ii)           Upon the termination of Participant’s services due to death, any remaining unvested Restricted Shares shall vest on the date of such termination.

(e)           Rights as a Stockholder; Dividends.  The Participant shall be the record owner of the Restricted Shares unless and until such shares are forfeited pursuant to Section 3(d) hereof or sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares; provided that any cash or in-kind dividends paid with respect to unvested Restricted Shares shall be withheld by the Company and shall be paid to the Participant, without interest, only when, and if, such Restricted Shares shall become vested.  As soon as practicable following the vesting of any Restricted Shares, certificates for such vested Restricted Shares and any cash dividends or in-kind dividends credited to the Participant’s account with respect to such Restricted Shares shall be delivered to the Participant or the Participant’s beneficiary along with the stock powers relating thereto.

(f)            Restrictive Legend.  All certificates representing Restricted Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the Las Vegas Sands Corp. 2004 Equity Award Plan and a Restricted Stock Award Agreement, dated as of _____________, between Las Vegas Sands Corp. and __________________.  A copy of such Plan and Agreement is on file at the offices of Las Vegas Sands Corp.

(g)           Transferability.  The Restricted Shares, whether vested or unvested, may not at any time prior to the termination of the Participant’s services with the Company, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, that (i) the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance and (ii) the Participant shall be permitted to sell that number of vested Restricted Shares having an aggregate Fair Market Value equal to the amount of federal, state and local taxes incurred by the Participant as a result of the vesting of such Restricted Shares.

4.             Miscellaneous.

(a)           Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Company:

Las Vegas Sands, Inc.
3355 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attn: General Counsel

if to the Participant, at the Participant’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service;

five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

(b)           Bound by Plan.  By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

(c)           Beneficiary.  The Participant may file with the Board a written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation.  If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

(d)           Successors.  The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

(e)           Modifications.  No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

(f)            GOVERNING LAW; CONSENT TO JURISDICTION.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO AGREEMENTS MADE AND TO BE WHOLLY PERFORMED WITHIN THAT STATE, WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS OR THE CONFLICT OF LAWS PROVISIONS OF ANY OTHER JURISDICTION WHICH WOULD CAUSE THE APPLICATION OF ANY LAW OTHER THAN THAT OF THE STATE OF NEVADA.  ANY ACTION TO ENFORCE THIS AGREEMENT MUST BE BROUGHT IN A COURT SITUATED IN, AND THE PARTIES HEREBY CONSENT TO THE JURISDICTION OF, COURTS SITUATED IN CLARK COUNTY, NEVADA.  EACH PARTY HEREBY WAIVES THE RIGHTS TO CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION.

(g)           JURY TRIAL WAIVER.  THE PARTIES EXPRESSLY AND KNOWINGLY WAIVE ANY RIGHT TO A JURY TRIAL IN THE EVENT ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LITIGATED OR HEARD IN ANY COURT.

(h)           Headings.  The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(i)            Signature in Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Las Vegas Sands Corp.

By:
Title:

[Participant]